Income taxes	12 Months Ended
Mar. 31, 2025
Income Tax Disclosure [Abstract]
Income taxes
15. Income taxes:
The following table presents components of
Income tax expense
reported in the consolidated statements of income for the years ended March 31, 2023, 2024 and 2025. Foreign amounts represent income tax benefits or expense generated from Nomura operations outside of Japan.

	Millions of yen
	Year ended March 31
	2023	2024	2025
Current:
Domestic	¥35,107	¥74,117	¥89,845
Foreign	16,554	22,825	23,305

Subtotal	51,661	96,942	113,150

Deferred:
Domestic	14,356	2,566	9,784
Foreign	(8,219)	(2,878)	1,775

Subtotal	6,137	(312)	11,559

Total	¥57,798	¥96,630	¥124,709

The
income tax benefit recognized from operating losses for the years ended March 31, 2023, 2024 and 2025 was ¥1,787 million, ¥1,901 million and ¥6,086 million, respectively, which is included within deferred income tax expense above.
The Company and its wholly-owned domestic subsidiaries have applied the Group Tax Sharing system in Japan. The Group Tax Sharing system is only available for a national tax.
Effective statutory tax rate reconciliation
The effective statutory tax rate applicable to Nomura in Japan was approximately 31% as of March 31, 2023, 2024 and 2025, respectively.
On March 31, 2025, the “Act to partially revise the Income Tax Act and Others” (Act No. 13 of 2025) was enacted in Japan. Under the act, effective from the fiscal year beginning on or after April 1, 2026, the effective statutory tax rate for Nomura will be increased from 31% to 31.5%
in Japan. As a result, Nomura revalued its Japan-based deferred tax assets and liabilities that are expected to be realized on or after April 1, 2026 and recognized an increase in net deferred tax liabilities and current year income tax expenses of ¥
2,077
million.
Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain revenues not subject to income taxes, certain expenses not deductible for income tax purposes, changes in deferred tax valuation allowance and different enacted tax rates applicable to foreign subsidiaries.
The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2023, 2024 and 2025. The effective tax rate presented in the following table represents total income tax expense for the year as a percentage of
Income (loss) before income taxes
.

	Year ended March 31
	2023	2024	2025
Nomura’s effective statutory tax rate	31.0%	31.0%	31.0%
Impact of:
Changes in deferred tax valuation allowances	11.3	3.9	(5.3)
Additional taxable income	0.7	0.2	1.3
Non-deductible expenses	7.8	6.0	3.2
Non-taxable income	(4.7)	(2.5)	(1.6)
Dividends from foreign subsidiaries	0.1	0.0	0.0
Tax effect of undistributed earnings of foreign subsidiaries	0.3	(0.2)	0.0
Different tax rate applicable to income (loss) of foreign subsidiaries	(0.9)	(0.2)	(2.5)
Effect of changes in foreign tax laws	(1.9)	0.0	0.0
Effect of changes in domestic tax laws	—	—	0.4
Tax benefit recognized on the outside basis differences for investment in subsidiaries and affiliates	(2.3)	(0.0)	(0.0)
Other	(2.7)	(2.9)	(0.1)

Effective tax rate	38.7%	35.3%	26.4%

The following table presents the significant components of deferred tax assets and liabilities as of March 31, 2024 and 2025, before offsetting of amounts which relate to the same tax-paying
component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2024	2025
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥41,883	¥38,105
Investments in subsidiaries and affiliates	7,364	310
Valuation of financial instruments	136,834	123,754
Accrued pension and severance costs	11,837	6,571
Other accrued expenses and provisions	83,418	86,813
Operating losses	477,358	462,392
Lease liabilities	48,951	45,937
Other	20,811	19,994

Gross deferred tax assets	828,456	783,876
Less—Valuation allowances	(595,668)	(571,017)

Total deferred tax assets	232,788	212,859

Deferred tax liabilities
Investments in subsidiaries and affiliates	109,611	120,341
Valuation of financial instruments	111,175	107,997
Undistributed earnings of foreign subsidiaries	2,257	3,014
Valuation of fixed assets	22,945	22,930
Right-of-use assets	43,443	41,413
Other	4,404	5,760

Total deferred tax liabilities	293,835	301,455

Net deferred tax assets (liabilities)	¥(61,047)	¥(88,596)

After offsetting deferred tax assets and liabilities which relate to the same tax-paying
component within a particular tax jurisdiction, net deferred tax assets reported within
Other assets
—Other
in the consolidated balance sheets were ¥24,254 million and ¥25,224 million as of March 31, 2024 and 2025, respectively and net deferred tax liabilities reported within
Other liabilities
in the consolidated balance sheets were ¥85,301 million and ¥113,820 million as of March 31, 2024 and 2025, respectively.
As of March 31, 2025, no deferred tax liabilities have been recognized for undistributed earnings of foreign subsidiaries totaling ¥76,310 million which are not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

Deferred taxes
The following table presents changes in total valuation allowances recognized against deferred tax assets for the years ended March 31, 2023, 2024 and 2025.

	Millions of yen
	Year ended March 31
	2023		2024		2025
Balance at beginning of year	¥466,145		¥515,068		¥595,668
Net change during the year	48,923	(1)	80,600	(2)	(24,651	) (3)

Balance at end of year	¥515,068		¥595,668		¥571,017

(1)
Primarily includes an increase of ¥53,851 million of valuation allowances of certain foreign subsidiaries primarily due to an increase in operating loss carryforwards, and a reduction of ¥4,928 million of valuation allowances related to Japanese subsidiaries and the Company primarily due to a decrease of valuation allowances of Investments in subsidiaries and affiliates. In total, ¥48,923 million of allowances increased.

(2)
Primarily includes an increase of ¥83,838 million of valuation allowances of certain foreign subsidiaries primarily due to an increase in operating loss carryforwards, and a reduction of ¥3,238 million of valuation allowances related to Japanese subsidiaries and the Company primarily due to a utilization of loss carryforwards. In total, ¥80,600 million of allowances increased.

(3)
Primarily includes a decrease of ¥21,610 million of valuation allowances of certain foreign subsidiaries primarily due to a decrease
in operating loss carryforwards, and a reduction of ¥3,041 million of valuation allowances related to Japanese subsidiaries and the Company primarily due to a utilization of loss carryforwards. In total, ¥24,651 million of allowances decreased.

As of March 31, 2025, total operating loss carryforwards were ¥2,252,303 million, which included ¥327,402 million relating to the Company and domestic subsidiaries, ¥779,578 million relating to foreign subsidiaries in U.K., ¥691,558 million relating to foreign subsidiaries in U.S., ¥393,409 million relating to foreign subsidiaries in Hong Kong, and ¥60,356 million relating to foreign subsidiaries in other tax jurisdictions. Of this total amount, ¥1,453,388 million can be carried forward indefinitely, ¥701,498 million expires by March 31, 2035 and ¥97,417 million expires in later fiscal years.
In determining the amount of valuation allowances to be recognized as of March 31, 2025, Nomura considered all available positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize the deferred tax assets in the relevant tax jurisdiction of the Company, its domestic subsidiaries and foreign subsidiaries. In Japan and other tax jurisdictions where domestic and foreign subsidiaries have experienced cumulative operating losses in recent years, these losses provide the most verifiable negative evidence available and outweigh positive evidence.
While Nomura has considered certain future tax planning strategies as a potential source of future taxable income, such strategies are not relied upon as significant positive evidence resulting in a reduction of valuation allowances in any major tax jurisdiction in which Nomura operates as of March 31, 2023, 2024 and 2025. In addition, valuation allowances have not been significantly reduced in any of these periods as a result of changing the weighting applied to positive or negative evidence in any of the major tax jurisdictions in which Nomura operates.
The determination of whether deferred tax assets will be realized, and therefore whether a valuation allowance is required, is inherently subjective and often requires management judgment around the future profitability of Nomura entities, an interpretation of tax rules by courts and regulatory authorities and tax examinations by taxing authorities, and the appropriate weighting of positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize deferred tax assets in the relevant tax jurisdiction.
Unrecognized tax benefits
The following table presents changes in Nomura’s unrecognized tax benefits for the years ended March 31, 2023, 2024 and 2025.

	Millions of yen
	Year ended March 31
	2023	2024	2025
Balance at beginning of year	¥35,774	¥34,763	¥41,437
Increases based on tax positions related to the current period	2,446	5,076	6,791
Increases based on tax positions related to the prior periods	—	608	866
Decreases based on tax positions related to the prior periods	(2,629)	—	—
Decreases related to lapse of the applicable statute of limitations	(4,038)	(3,812)	—
Exchange rate fluctuations	3,210	4,802	(632)

Balance at end of year	¥34,763	¥41,437	¥48,462

The amounts of unrecognized tax benefits which would reduce Nomura’s effective tax rate in future periods if recognized for the years ended
March 31, 2023, 2024, and 2025, were
¥5,766 million, ¥10,057 million
,
and ¥17,561
million, respectively. The remaining balance would not impact the effective tax rate as it is expected to increase operating loss carryforwards and corresponding valuation allowance.
There were also no significant movements of the amount of interest and penalties recognized due to unrecognized tax benefits during the years ended March 31, 2023, 2024 and 2025.
Nomura is under regular examination by the Japanese National Tax Agency and other taxing authorities in the major tax jurisdictions in which Nomura operates. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. It is reasonably possible that there may be an increase or decrease in unrecognized tax benefits within 12 months of March 31, 2025, depending on the outcome of the examinations. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.
Examinations by taxing authorities
Nomura operates in multiple tax jurisdictions, and faces audits from various taxing authorities regarding many issues including, but not limited to, transfer pricing, the deductibility of certain expenses, foreign tax credits and other matters.

The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major tax jurisdictions in which Nomura operates as of March 31, 2025.

Jurisdiction	Year ended March 31,

Japan	2020	(1)
United Kingdom	2016	(2)
United States	2022

(1)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is the year ended March 31, 2019.
(2)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is the year ended March 31, 2016.